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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Braun Consulting, Inc. on Form S-8 of our report dated February 4, 2003, appearing in the Annual Report on Form 10-K of Braun Consulting, Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP Deloitte & Touche LLP Chicago, Illinois
November 12, 2003

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INDEPENDENT AUDITORS' CONSENT